================================================================================

                           SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            SYNBIOTICS CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                            SYNBIOTICS CORPORATION

                               ----------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            To Be Held June 9, 1999

  The Annual Meeting of Shareholders of Synbiotics Corporation will be held at the Radisson Suite Hotel (Rancho Bernardo), 11520 West Bernardo Court, San Diego, California 92127, on June 9, 1999 at 10:00 a.m. for the following purposes:


  1. To elect seven directors;

  2. To consider a proposal to amend the 1995 Stock Option/Stock Issuance
     Plan;

and to transact such other business as may properly come before the meeting and any postponement or adjournment thereof.

  The Board of Directors has fixed April 16, 1999, as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting and any postponement or adjournment thereof.

  WE WOULD BE GRATEFUL IF YOU WOULD PROMPTLY SIGN AND RETURN THE ENCLOSED PROXY CARD.

                                          Michael K. Green
                                          Secretary

May 3, 1999

                                PROXY STATEMENT

  This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Synbiotics Corporation, a California corporation (the "Company"), 11011 Via Frontera, San Diego, California 92127, of proxies in the accompanying form to be used at the Annual Meeting of Shareholders to be held at the Radisson Suite Hotel (Rancho Bernardo), 11520 West Bernardo Court, San Diego, California 92127, at 10:00 a.m. on June 9, 1999, and any postponement or adjournment thereof.

  A proxy may be revoked at any time before it is exercised. Any shareholder giving a proxy may revoke it prior to its use at the Annual Meeting (1) by delivering a written notice expressly revoking the proxy to the Company's Secretary at the Company's offices, (2) by signing and delivering to the Company at its offices, or to the place of the Annual Meeting, a later dated proxy or (3) by attending the Annual Meeting and casting his or her votes personally. A proxy is not revoked by the death or incapacity of the maker unless, before the vote is counted, written notice of such death or incapacity is received by the Company.

  On the matters coming before the Annual Meeting as to which a choice has been specified by the shareholder on the proxy, the shares will be voted accordingly. If the proxy is returned and no choice is so specified, the shares will be voted FOR the election of the seven nominees for director listed in this Proxy Statement, FOR the approval of proposal 2 described in the Notice of Meeting and this Proxy Statement, and in the discretion of the proxyholders as to any other business which may properly come before the Annual Meeting.

  April 16, 1999, has been fixed as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting. As of the close of business on such date, the Company had 8,973,238 shares of common stock outstanding and entitled to vote. Outstanding shares of common stock are entitled to one vote each on all matters. Under California law, shareholders are permitted to cumulate votes for the election of directors whose names have been placed in nomination. Therefore, in voting for directors, each outstanding share of common stock would be entitled to seven votes which may be cast for one candidate or distributed in any manner among the nominees for director. However, the right to cumulate votes in favor of one or more candidates may not be exercised until the candidate or candidates have been nominated and any shareholder has given notice at the Annual Meeting of the intention to cumulate votes.

  The proxyholders (if authority to vote for one or more nominees is not withheld) will have full discretion and authority to vote cumulatively and to allocate votes among any or all of the Board of Directors nominees as they may determine or, if authority to vote for a specified candidate or candidates has been withheld, among those candidates for whom authority to vote has not been withheld.

  The expense of printing and mailing proxy material will be borne by the Company. The approximate date these proxy solicitation materials will be first sent to shareholders is May 3, 1999.

                             ELECTION OF DIRECTORS
                          (Item 1 on the Proxy Card)

  Seven directors are to be elected at the Annual Meeting to serve until the next Annual Meeting and until their respective successors are elected or appointed. Unless authority to vote for one or more nominees is withheld, it is intended that the proxyholders will vote for the election of the nominees named below. In the event any of them shall become unable or unwilling to accept nomination or election, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in his or her place. Each of the nominees named is currently a member of the Board of Directors of the Company.

  The following information is furnished regarding the nominees of the Company.

          Name; Positions; Business Experience During the           Director
       Past Five Years; Directorships in Reporting Companies         Since   Age
       -----------------------------------------------------        -------- ---
Patrick Owen Burns.................................................   1997    61
 Senior Consultant of Early Stage Enterprises, L.L.C. since October
 1997; Vice President of R&D Funding Corp, an affiliate of
 Prudential Securities Inc., and Senior Vice President of
 Prudential Securities Inc. from 1986 to February, 1997; Director of Progen Industries, Ltd.

Kenneth M. Cohen...................................................   1996    44
 President and Chief Executive Officer of the Company since May
 1996; Executive Vice President and Chief Operating Officer of
 Canji, Inc. from March 1995 to February 1996; Vice President of
 Argus Pharmaceuticals, Inc. from May 1990 to March 1995.

James C. DeCesare..................................................   1993    68
 Consultant to the animal health and pharmaceutical industries since 1992.

Brenda D. Gavin, DVM...............................................   1996    50
 Becomes President of S. R. One, Limited, a venture capital firm, in May 1999; Vice President of S. R. One, Limited from 1989 to
 April 1999; Director of Oxis International, Inc.

M. Blake Ingle, Ph.D. .............................................   1994    57
 Private investor; President and Chief Executive Officer of Canji,
 Inc. March 1993 to February 1996; Acting President of Telios
 Pharmaceuticals, Inc. from December 1994 to June 1995; Director of
 Corvas International, Inc. and Vical, Inc.

Joseph Klein III...................................................   1998    38
 Healthcare Analyst for The Kaufmann Fund since June 1998;
 Portfolio Manager and Chairman of Investment Advisory Committee of
 T. Rowe Price Health Sciences Fund from December 1995 to February
 1998; Vice President and Healthcare Analyst of T. Rowe Price
 Associates, Inc. from April 1990 to February 1998; Director of
 Guilford Pharmaceuticals, Inc. and NPS Pharmaceuticals, Inc.

Donald E. Phillips.................................................   1987    66
 Private investor; Chairman of the Board of Directors of the
 Company since August 1994; Vice Chairman of the Board of Directors of the Company from 1993 to August 1994; Director of Great Lakes
 REIT, Inc. and Potash Corporation of Saskatchewan (Canada).

  The Board of Directors of the Company held a total of eleven meetings during the year ended December 31, 1998. Each director attended more than seventy-five percent (75%) of the meetings of the Board of Directors (and the Board committees of which he or she was a member) held during the time he or she was a member of the Board.

  The Company currently has Compensation and Audit Committees of the Board of Directors. The Company does not have a Nominating Committee of the Board of Directors. The current membership of each committee is as follows:

   Compensation Committee                         Audit Committee
   M. Blake Ingle, Ph.D., Chairman                Patrick Owen Burns
   Joseph Klein III                               James C. DeCesare, Chairman
   Donald E. Phillips                             Brenda D. Gavin, DVM

  The function of the Compensation Committee is to review the Company's compensation policies and advise as to executive compensation and stock option matters. The Audit Committee oversees the Company's accounting and financial reporting policies, reviews with the independent accountants the accounting principles and practices followed, reviews the annual audit and financial results and makes recommendations to the Board regarding any of the preceding. The Audit Committee met three times and the Compensation Committee met four times during the year ended December 31, 1998.

  Dr. Ingle became an executive officer of Telios Pharmaceuticals, Inc. in December 1994, shortly after that company's primary product failed a clinical trial. In January 1995, Telios filed a voluntary bankruptcy petition. Telios subsequently emerged from bankruptcy via the sale of the company to Integra Life Sciences. The Company believes these facts do not impugn Dr. Ingle's ability or integrity in any way.

  For their services as directors, each of the outside directors of the Company receives fees of $1,000, plus $500 for travel, for each Board of Directors meeting attended, except for Dr. Gavin. Dr. Gavin does not receive a fee as S. R. One, Limited does not allow its representatives to accept director fees from the companies for which they serve as directors. Outside directors also receive $500 for each telephonic Board of Directors meeting, and receive $500 for each committee meeting they attend as committee members which are held on a different day than a Board of Directors meeting. Employee directors do not receive any fees for attendance at meetings of the Board of Directors or committee meetings. In addition, Mr. Phillips was paid fees of $24,996 during the year ended December 31, 1998 pursuant to a consulting agreement with the Company. On July 30, 1998, pursuant to the Automatic Grant Program under the 1995 Stock Option/Stock Issuance Plan (the "1995 Plan"), Mr. Burns, Mr. DeCesare, Dr. Gavin, Dr. Ingle and Mr. Phillips were each granted options to purchase 7,000 shares of common stock at $3.063 per share. The options, which expire on July 30, 2008, vest ratably over a one-year period following the grant date. On September 4, 1998, pursuant to the Automatic Grant Program under the 1995 Plan, Mr. Klein was granted an option to purchase 7,000 shares of common stock at $2.500 per share. The option, which expires on September 24, 2008, vests ratably over a one-year period following the grant date.

Executive Officers and Significant Employees

                               Executive Officers

                                                  Name, Age, and Other Business Experience
                   Position                              During the Past Five Years
                   --------                    ---------------------------------------------
President and Chief Executive Officer - since  Kenneth M. Cohen (44)
 May 1996                                       Formerly, Executive Vice President and Chief
                                                Operating Officer of Canji, Inc., March
                                                1995 -February 1996; Vice President of Argus
                                                Pharmaceuticals, Inc., May 1990 - March 1995

Vice President - Finance, Chief Financial      Michael K. Green (43)
 Officer and Secretary - since May 1991

Vice President - since February 1998;          Francois Guillemin (48)
 President                                      Formerly, Director of the Diagnostics
 and Director General of Synbiotics Europe,     Division of Rhone-Merieux, S.A., 1991 - June
 SAS - since July 1997                          1997

Vice President - Research and Development      Serge Leterme (39)
 since October 1998; Director of Product        Formerly, Director of Research and
 Development - August 1997 - September 1998     Development of the Diagnostics Division of
                                                Rhone-Merieux, S.A., 1993 - June 1997

Vice President and General Manager, Animal     Paul A. Rosinack (52)
 Health - since October 1996                    Formerly, President and Chief Executive
                                                Officer of International Canine Genetics,
                                                Inc., December
                                                1992 - October 1996

                             Significant Employees

                                                  Name, Age, and Other Business Experience
                   Position                              During the Past Five Years
                   --------                    ---------------------------------------------
Corporate Controller - since March 1991        Keith A. Butler (37)

Director of Operations - since September 1992  Clifford Frank (49)

Director of Marketing - since October 1996     Stephen T. Peterson, DVM (48)
                                                Formerly, Director of Marketing of
                                                International Canine Genetics, Inc.,
                                                December 1993 - October 1996

Director of Business Development - since 1992  Gregory A. Soulds (52)
 (with the Company since 1983)

                             SECURITY OWNERSHIP OF
                   CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth the beneficial ownership of the Company's common stock as of April 16, 1999, of each of the Company's directors, director nominees, 5% shareholders and the Named Executive Officers, and of the directors and executive officers of the Company as a group. Except as noted, each person has sole investment and voting power over the shares shown. Percentages are calculated in accordance with the method set forth in the Securities and Exchange Commission's rules.

                                                          Amount and
                                                          Nature of     Percent
         Name and Address of Beneficial Owner          Beneficial Owner of Class
         ------------------------------------          ---------------- --------
Patrick Owen Burns(/1/)...............................      34,850           *
 22 Sidney Place
 Brooklyn, NY 11201

Kenneth M. Cohen(/1/).................................     222,281         2.3%
 c/o Synbiotics Corporation
 11011 Via Frontera
 San Diego, CA 92127

James C. DeCesare(/1/)................................      50,125           *
 5260 S. Landings Drive, #200
 Ft. Myers, FL 33919

Brenda D. Gavin, DVM(/3/).............................     974,902        10.2%
 c/o S. R. One, Limited
 Bay Colony Executive Park
 565 Swedesford Road
 Suite 315
 Wayne, PA 19087

Michael K. Green(/1/).................................      96,655         1.0%
 c/o Synbiotics Corporation
 11011 Via Frontera
 San Diego, CA 92127

Francois Guillemin(/1/)...............................      48,512           *
 c/o Synbiotics Europe, SAS
 2 rue Alexander Fleming
 69367 Lyons, Cedex 07, France

M. Blake Ingle, Ph.D.(/1/)............................      55,750           *
 Plaza Del Mar 300-6
 12526 High Bluff Drive
 San Diego, CA 92130

Joseph Klein III(/1/).................................      25,250           *
 1724 Hillside Road
 Stevenson, MD 21153

Serge Leterme, Ph.D.(/1/).............................      18,375           *
 c/o Synbiotics Corporation
 11011 Via Frontera
 San Diego, CA 92127

Donald E. Phillips(/1/)...............................      69,750           *
 372 Fannin Landing Circle
 Brandon, MS 39042

                                                        Amount and
                                                        Nature of     Percent
        Name and Address of Beneficial Owner         Beneficial Owner of Class
        ------------------------------------         ---------------- --------
Paul A. Rosinack(/1/)...............................       72,961          *
 c/o Synbiotics Corporation
 11011 Via Frontera
 San Diego, CA 92127

Gregory A. Soulds(/1/)(/4/).........................       27,781          *
 c/o Synbiotics Corporation
 11011 Via Frontera
 San Diego, CA 92127

Gruber & McBaine Capital Management(/2/)............    1,100,100       11.6%
 c/o John P. Broadhurst, Esq.
 Shartsis, Friese & Ginsburg
 One Maritime Plaza
 18th Floor
 San Francisco, CA 94111

Merial SAS..........................................      621,378        6.5%
 29 Avenue Tony Garnier
 69007 Lyons
 France

S. R. One, Limited(/3/).............................      962,652       10.1%
 Bay Colony Executive Park
 565 Swedesford Road
 Suite 315
 Wayne, PA 19087

All executive officers and directors as a
 group(/1/)(/3/) (11 persons).......................    1,697,202       17.8%

--------
 *  Less than one percent.

(1) Includes options to purchase shares of common stock, which are exercisable on or before June 15, 1999, as follows: Mr. Burns - 33,250 shares; Mr. Cohen - 155,312 shares; Mr. DeCesare - 40,250 shares; Dr. Gavin - 12,250 shares; Mr. Green - 88,124 shares; Mr. Guillemin - 26,562; Dr. Ingle -
     31,250 shares; Mr. Klein - 5,250; Dr. Leterme - 15,000; Mr. Phillips - 59,750 shares; Mr. Rosinack - 60,827 shares; Mr. Soulds - 20,187 shares.

(2) 485,400 shares are owned by a group of managed investment accounts who have granted their respective powers of attorney to Gruber & McBaine Capital Management LLC ("GMCM") to handle any and all necessary filings with respect to voting and dispositive power of these securities. The remaining 614,700 shares are owned by a group of four persons who granted their respective powers of attorney to GMCM to handle any and all necessary filings with respect to voting and dispositive power of these securities. The direct ownership of these 614,700 shares is as follows:
    Jon D. Gruber ("Gruber") - 91,900 shares; J. Patterson McBaine ("McBaine") - 99,200 shares; Lagunitas Partners, a California Limited Partnership ("Lagunitas") - 232,500 shares; Proactive Partners, a California Limited Partnership ("Proactive") - 191,100 shares. Gruber and McBaine are the member managers of GMCM. GMCM is the general partner of Lagunitas. Gruber and McBaine are general partners in the entity which is the general partner of Proactive. Gruber and McBaine disclaim beneficial ownership of the shares held by Lagunitas and Proactive except to the extent of their respective pecuniary interests. GMCM disclaims beneficial ownership of the shares held by Gruber, McBaine, Lagunitas and the group of managed investment accounts.

(3) Includes 962,652 shares owned by S. R. One, Limited, of which Dr. Gavin is a Vice President. Dr. Gavin disclaims any beneficial ownership of these shares.

(4) Mr. Soulds' information is included in the interest of full disclosure.

                 EXECUTIVE COMPENSATION AND OTHER INFORMATION

  The following table provides certain summary information concerning the compensation earned by the Company's President and Chief Executive Officer and the other executive officers whose total 1998 salary and bonus exceeded $100,000 (the "Named Executive Officers"), and the only other person, although not an executive officer, whose total 1998 salary and bonus exceeded $100,000 for services rendered in all capacities to the Company for the fiscal years ended December 31, 1998, 1997 and 1996:

                          Summary Compensation Table

                                                                               Long-Term
                                     Annual Compensation                     Compensations
                         -----------------------------------------------     -------------
                                                                                Awards
                                                                             -------------
                                                                Other         Securities
                                                                Annual        Underlying      All Other
   Name and Principal    Fiscal                                Compen-         Options/        Compen-
        Position          Year  Salary ($)(/1/) Bonus ($)     sation ($)       SARS (#)    sation ($)(/2/)
   ------------------    ------ --------------- ---------     ----------     ------------- ---------------
Kenneth M. Cohen........  1998     $242,156      $31,008(/3/)      --            50,000        $4,115
President and Chief
 Executive Officer        1997     $230,625      $14,175(/4/)      --            25,000        $3,165
                          1996     $141,490      $42,188       $38,750(/5/)     225,000           --

Michael K. Green........  1998     $143,500      $18,375(/3/)      --            25,000        $3,875
Vice President            1997     $130,000      $ 8,400(/4/)      --            25,000        $3,120
                          1996     $115,326      $24,000           --            30,000        $2,768

Francois Guillemin......  1998     $146,846      $ 7,385(/3/)      --            25,000           --
Vice President            1997     $ 77,744          --            --            50,000           --

Serge Leterme...........  1998     $100,489      $15,000(/3/)  $ 4,687(/6/)      25,000           --
Vice President            1997     $ 36,357          --            --            20,000           --

Paul A. Rosinack........  1998     $168,373      $21,560(/3/)  $12,504(/7/)      25,000        $2,552
Vice President            1997     $162,129      $ 9,856(/4/)  $12,504(/7/)      50,000           --
                          1996     $ 29,743          --        $ 2,084(/7/)      25,000           --

Gregory A. Soulds.......  1998     $112,349      $14,387(/3/)      --               --         $3,033
Director - Business       1997     $106,999      $ 6,576(/4/)      --               --         $2,568
Development               1996     $104,389          --            --             5,000        $2,505

--------
(1) Includes amounts deferred under the 401(k) Compensation Deferral Savings Plan pursuant to Section 401(k) of the Internal Revenue Code of 1986, as amended.

(2) Consists of matching contributions made by the Company to Mr. Cohen's 401(k) account, Mr. Green's 401(k) account, Mr. Rosinack's 401(k) account and Mr. Soulds' 401(k) account.

(3) Includes grants of restricted Synbiotics common stock during 1998 with a fair market value of $4.00 per share as follows: Mr. Cohen - 6,977 shares; Mr. Green - 4,134 shares; Mr. Guillemin - 1,662 shares; Dr. Leterme -
     3,375; Mr. Rosinack - 4,851 shares; Mr. Soulds - 3,237 shares.

(4) Includes grants of restricted Synbiotics common stock during 1997 with a fair market value of $3.19 per share as follows: Mr. Cohen - 4,002 shares; Mr. Green - 2,372 shares; Mr. Rosinack - 2,783 shares; Mr. Soulds - 1,857 shares.

(5) Consists of a direct grant of 10,000 shares of Synbiotics common stock with a fair market value of $3.875 per share.

(6) Forgiveness of a loan made to Dr. Leterme to defray relocation expenses at the rate of $18,750 per year. As of December 31, 1998, the balance due was $70,313.

(7) Forgiveness of a loan made to Mr. Rosinack to defray relocation expenses at the rate of $12,504 per year. As of December 31, 1998, the balance due was $21,871.

  The following table contains information concerning the grant of stock options to the Named Executive Officers:

                     Option/SAR Grants in Last Fiscal Year

                            Individual Grants
--------------------------------------------------------------------------
                     Number of
                     Securities   % of Total
                     Underlying  Options/SARs
                    Options/SARs  Granted to
                      Granted    Employees in   Exercise
       Name           (#)(/1/)   Fiscal Year  Price ($/Sh) Expiration Date
       ----         ------------ ------------ ------------ ---------------
Kenneth M. Cohen       50,000       16.71%       $3.06         7/30/08
Michael K. Green       25,000        8.35%       $3.06         7/30/08
Francois Guillemin     25,000        8.35%       $3.06         7/30/08
Serge Leterme          25,000        8.35%       $3.06         5/20/08
Paul A. Rosinack       25,000        8.35%       $3.06         7/30/08

--------
(1) The options become exercisable ratably over a four-year period following the date of grant, which was July 30, 1998, except for Dr. Leterme whose date of grant was May 20, 1998. Each option has a maximum term of 10 years, subject to earlier termination in the event of the optionee's cessation of service with the Company.

  The following table provides information, with respect to the Named Executive Officers and Mr. Soulds, concerning the exercise of options during the last fiscal year and unexercised options held as of the end of the fiscal year:

              Aggregated Option/SAR Exercises in Last Fiscal Year
                     and Fiscal Year-End Option/SAR Values

                                                  Number of Securities      Value of
                                                       Underlying         Unexercised
                                                      Unexercised         In-the-Money
                                                    Options/SARS at     Options/SARS at
                             Shares                December 31, 1998   December 31, 1998
                            Acquired      Value       Exercisable/        Exercisable/
          Name           on Exercise (#) Realized    Unexercisable     Unexercisable(/1/)
          ----           --------------  -------- -------------------- ------------------
Kenneth M. Cohen........       --           --          100,937             $   --
                                                        199,063             $   --

Michael K. Green........       --           --           78,124             $   --
                                                         51,876             $   --

Francois Guillemin......       --           --           17,187             $   --
                                                         57,813             $   --

Serge Leterme...........       --           --            9,375             $   --
                                                         35,625             $   --

Paul A. Rosinack........       --           --           44,600             $   --
                                                         85,227             $   --

Gregory A. Soulds.......     2,500         $188          20,375             $   --
                                                          1,875             $   --

--------
(1) Value is defined as market price of the Company's common stock at fiscal year end less exercise price. The closing sale price of the Company's common stock at December 31, 1998 was $2.56.

  The Company has not granted any stock appreciation rights ("SARs").

Employment Contracts and Change-in-Control Arrangements

  Synbiotics entered into an Employment Agreement dated May 7, 1996 with Kenneth M. Cohen, its Chief Executive Officer and President. The Employment Agreement provides for salary at an initial rate of $225,000 per annum, options to purchase 225,000 shares of Synbiotics common stock (at $3.875 per share) and a direct grant of 10,000 shares of unregistered Synbiotics common stock. In addition, he is eligible for a cash bonus of up to 30% of his annual salary. If Mr. Cohen is terminated without cause, he will receive six months' salary at his then base salary rate. If Mr. Cohen is terminated in connection with an acquisition of the Company, he will receive an additional six months' salary and all unvested stock options will immediately vest.

  Synbiotics entered into an Employment Agreement dated June 23, 1997 with Michael K. Green, its Chief Financial Officer and Vice President - Finance. The Employment Agreement provides for salary at an initial rate of $140,000. If Mr. Green is terminated without cause, he will receive six months' salary at his then base salary rate. If Mr. Green is terminated in connection with an acquisition of the Company, he will receive an additional six months' salary and all unvested stock options will immediately vest.

  Synbiotics entered into an Employment Agreement dated July 9, 1997 with Francois Guillemin, its Vice President and President and Director General of Synbiotics Europe, SAS. The Employment Agreement provides for salary at an initial rate of $140,000 per annum and options to purchase 50,000 shares of Synbiotics common stock (at $3.6875 per share). In addition, the Company has provided Mr. Guillemin with a company car, and is bearing the leasing costs, and reasonable expenses incurred by Mr. Guillemin for business activities, of the company car in an annual amount up to $11,500 per year. If Mr. Guillemin is terminated without cause, he will receive six months' salary at his then base salary rate plus the amount of legal severance in France; provided, however, that the total amount to be received will be equal to the greater of 12 months' salary or the total amount of legal severance in France. If Mr. Guillemin is terminated in connection with an acquisition of the Company, he will receive an additional six months' salary and all unvested stock options will immediately vest.

  Synbiotics entered into an Employment Agreement dated September 1, 1998 with Serge Leterme, its Vice President of Research and Development. The Employment Agreement provides for salary at an initial rate of $120,000. If Dr. Leterme is terminated without cause, he will receive six months' salary at his then base salary rate. If Dr. Leterme is terminated in connection with an acquisition of the Company, he will receive an additional six months' salary and all unvested stock options will immediately vest.

  Synbiotics entered into an Employment Agreement dated October 25, 1996 with Paul A. Rosinack, its Vice President and General Manager, Animal Health. The Employment Agreement provides for salary at an initial rate of $160,000 per annum and options to purchase 25,000 shares of Synbiotics common stock (at $4.125 per share). If Mr. Rosinack is terminated without cause, he will receive six months' salary at his then base salary rate. If Mr. Rosinack is terminated in connection with an acquisition of the Company, he will receive an additional six months' salary and all unvested stock options will immediately vest.

  THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF ALL SEVEN NOMINEES, SET FORTH IN ITEM 1 ON THE PROXY CARD. The six persons receiving the highest number of votes will be elected as directors. Abstentions and broker non-votes will have no influence in the election of directors.

              AMENDMENT OF 1995 STOCK OPTION/STOCK ISSUANCE PLAN
                          (Item 2 on the Proxy Card)

  On April 27, 1995, the Board of Directors adopted the Company's 1995 Stock Option/Stock Issuance Plan (the "1995 Plan"). The 1995 Plan is intended to unify the Company's stock option program; upon shareholder approval of the 1995 Plan all outstanding options under the Company's 1983, 1984, 1986, 1987, 1988, 1991 and 1994 Stock Option Plans (the "Prior Plans") were incorporated into the 1995 Plan and the Prior Plans were terminated as to any future grants. (The 1983, 1984, 1986, 1987 and 1988 Stock Option Plans have already expired by their own terms.) The 1,300,000 shares of Company common stock authorized for issuance under the 1995 Plan were 282,055 more than the sum of the 711,862 shares currently the subject of options outstanding as of April 27, 1995 under the Prior Plans and 306,083 shares reserved and available for issuance under, but not as of April 27, 1995 the subject of any grants under, the Prior Plans.

  The 1995 Plan also differed from the Prior Plans in that it (a) allows the grant of both incentive stock options and non-qualified stock options, (b) provides for automatic stock option grants to Directors, (c) allows direct stock issuances, and (d) provides for acceleration of vesting upon a hostile takeover of the Company. The 1995 Plan also differed from one or more of the Prior Plans in several other ways, many of which involve providing flexibility to the Company in areas where the Prior Plans did not allow flexibility.

  On April 25, 1997, the Board of Directors approved amendments to the 1995 Plan to incorporate the 1996 Stock Option Plan into the 1995 Plan, add an additional 450,000 shares to the maximum authorized for issuance under the 1995 Plan (making a total, together with the previous authorization and the 250,000 shares authorized under the 1996 Stock Option Plan, of 2,000,000 shares), provide for additional flexibility as permitted under recent changes to Rule 16b-3 under the Securities Exchange Act of 1934, and make certain non-material changes in other areas.

  The 1996 Stock Option Plan authorized only the grant of nonstatutory options, and only to persons who are not directors or officers. Otherwise, the 1996 Stock Option Plan is essentially similar to the 1995 Plan's Discretionary Grant Program.

  On March 29, 1999, the Board of Directors approved an amendment (the "Amendment") to the 1995 Plan to incorporate the 1998 Stock Option Plan into the 1995 Plan and add an additional 600,000 shares to the maximum authorized for issuance under the 1995 Plan (making a total, together with the previous amended authorization and including the 152,565 shares authorized under the 1998 Stock Option Plan, of 2,752,565 shares).

  The 1998 Stock Option Plan authorizes only the grant of nonstatutory options, and only to persons who are not directors or officers. In addition, the 1998 Stock Option Plan gives the Plan Administrator complete discretion in establishing the options' exercise price per share. Otherwise, the 1998 Stock Option Plan is essentially similar to the 1995 Plan's Discretionary Grant Program. Options to purchase all 152,565 of the 1998 Stock Option Plan's authorized shares were granted to former optionholders of Prisma Acquisition Corp. ("Prisma") in exchange for their Prisma Options, pursuant to the terms of Synbiotics' March 1998 acquisition of Prisma. As of April 16, 1999, options to purchase 10,613 shares under the 1998 Stock Option Plan have been exercised, and the remaining options to purchase 141,952 are still outstanding.

  Synbiotics currently has available under the 1995 Plan only 49,516 shares which have not already been issued and are not subject to currently outstanding options. Of those shares, 42,000 will be subjected to options to non-employee directors on June 9, 1999. Therefore, unless the Amendment is approved Synbiotics will essentially have run out of shares for option grants and direct issuances.

  There are currently outstanding under the 1995 Plan and the 1998 Stock Option Plan options to purchase a total of 1,956,737 shares, and with the additional 600,000 shares requested by the Amendment, a total of 2,556,737 will be potentially exercisable.

  Under the 1995 Plan, the Amendment requires shareholder approval to become effective.

Plan Structure

  The 1995 Plan is divided into three separate parts:

 . The "Discretionary Grant Program" under which directors, employees and consultants may, at the discretion of the Plan Administrator, be granted options to purchase shares of the Common Stock at an exercise price not less than 85% of the fair market value of each such share on the grant date; provided, that the exercise price may be below 85% of fair market value if the optionee makes a payment to the Company (including payment made by means of a salary reduction agreement) of no less than the excess (above 15%) of the discount from fair market value exercise price. The granted options may be either incentive stock options which are designed to meet the requirements of Section 422 of the Internal Revenue Code or nonstatutory options not intended to satisfy such requirements.

 . The "Stock Issuance Program" under which eligible individuals will be allowed to effect immediate purchases of Common Stock at the fair market value of each such share, or at discounts of up to 15% (or, under certain conditions, more) from the fair market value of any such share, including shares which may be issued in consideration for past services without any cash payment required of the participant.

 . The "Automatic Grant Program," under which an option grant will be made to each individual upon first joining the Board of Directors as a nonemployee member and subsequent annual automatic option grants will be made to each individual who is re-elected as a nonemployee director of Synbiotics.

  As of March 31, 1999, approximately 135 officers and employees were eligible to participate in the Discretionary Grant Program and the Stock Issuance Program. There are currently six nonemployee directors standing for re-election who will be eligible to receive automatic grants under the Automatic Grant Program.

Plan Administration

  Option grants under the Discretionary Grant Program and stock issuances under the Stock Issuance Program are to be made by the Board or by a committee of two or more nonemployee Board members or, as to discretionary option grants to any person other than directors, officers or 10% stockholders, by a committee of any two or more directors (the "Plan Administrator"). The selected committee members serve for such period of time as the Board may determine and will be subject to removal by the Board at any time.

  The Plan Administrator has the sole and exclusive authority, subject to the provisions of the 1995 Plan, to determine the eligible individuals who are to receive options under the Discretionary Grant Program or the Stock Issuance Program, the number of shares to be covered by each granted option or issuance, the date or dates on which the option is to become exercisable and the maximum term for which the option is to remain outstanding. The Plan Administrator has the authority to determine whether the granted option is to be an incentive stock option ("Incentive Option") under the Federal tax laws and to establish rules and regulations for proper plan administration. Options grants under the Automatic Grant Program are made in strict compliance with the express provisions of that program, and the Plan Administrator does not have any discretionary authority with respect to those option grants.

Effect on Prior Plans

  The 1995 Plan replaced and serves as the successor to the Prior Plans and the 1996 Stock Option Plan (the "Expanded Prior Plans"). No further option grants will be made under the Expanded Prior Plans and all options outstanding under the Expanded Prior Plans have been incorporated into the 1995 Plan and treated as outstanding options under the 1995 Plan. However, each outstanding option so incorporated shall continue to be governed solely by the terms of the documents evidencing such option. No provision of the 1995 Plan adversely affects or diminishes the rights or obligations of the optionees of the incorporated options. Subject to the rights of the optionee under the incorporated option documents, the Plan Administrator's discretion under the 1995 Plan may be exercised with respect to incorporated options to the same extent as it is exercisable with respect to options originally granted under the 1995 Plan.

  The Amendment would make the 1998 Stock Option Plan an Expanded Prior Plan.

Issuable Shares

  The maximum number of shares of Common Stock reserved for issuance over the 10 year term of the 1995 Plan, measured from the Effective Date of the 1995 Plan can not exceed 2,000,000 shares. The Amendment would increase that maximum number to 2,752,565. Such authorized share reserve is comprised of (i) the number of shares that remained available for issuance under the Expanded Prior Plans, including the shares subject to the outstanding options incorporated into the 1995 Plan and any other shares that would have been available for future option grant or share issuance under the Expanded Prior Plans, and (ii) an additional 600,000 shares (which would become a total of 1,332,055 shares if the Amendment is approved). The share reserve available for issuance under the 1995 Plan will be subject to periodic adjustment for changes in Synbiotics' Common Stock occasioned by stock splits, stock dividends, recapitalizations, conversions or other changes affecting the outstanding Common Stock as a class without Synbiotics' receipt of consideration. To the extent any of the incorporated options are subsequently exercised, the number of shares issued under those options will reduce, on a share-for-share basis, the number of shares available for issuance under the 1995 Plan.

  Should an option expire or terminate for any reason prior to exercise in full (including options canceled in accordance with the cancellation-regrant provisions described below), the shares subject to the portion of the option not so exercised will be available for subsequent option grants or share issuances under the 1995 Plan. All shares issued under the 1995 Plan, whether or not such shares are subsequently reacquired by Synbiotics pursuant to its repurchase rights under the 1995 Plan, will reduce on a share-for-share basis the number of shares of Common Stock available for subsequent grants.

  No more than 800,000 shares may be granted to any one optionee over the lifetime of the 1995 Plan.

Terms of Discretionary Grant Program

  Option Price and Term. No option will have a term in excess of 10 years measured from the grant date. The option price per share for incentive stock options will not be less than 100% of the fair market value of each share of Synbiotics Common Stock issuable under the option on the grant date of such option. The option price per share for nonstatutory stock options may not be less than 85% of the fair market value per share of each share of Synbiotics Common Stock issuable under the option on the grant date of such option; provided, that nonstatutory options may be granted having an exercise price below 85% of fair market value if the optionee makes a payment to the Company (including payment made by means of a salary reduction agreement) of no less than the excess (above 15%) of the discount from fair market value exercise price.

  Valuation. For purposes of establishing the option exercise price for Synbiotics Common Stock, the "Fair Market Value" per share of the stock on any relevant date will be the closing selling price per share on such date, as quoted on the Nasdaq National Market. If there is no reported selling price for such date, then the closing selling price for the last previous date for which such quotation exists will be determinative of Fair Market Value.

  Vesting of Options. The vesting schedule for each granted option will be determined by the Plan Administrator and will be set forth in the instrument evidencing such grant. The granted option may be (i) immediately exercisable for vested shares, (ii) immediately exercisable for unvested shares subject to Synbiotics' repurchase rights or (iii) exercisable in installments for vested shares over the optionee's period of service.

  Payment. Upon exercise of the option, the option price for the purchased shares will become immediately payable in cash or in shares of common stock valued at fair market value on the date of exercise. The option my also be exercised through a cashless exercise procedure pursuant to which the optionee provides irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the purchased shares and remit to Synbiotics, out of the said proceeds, an amount equal to the aggregate option price payable for the purchased shares plus all applicable withholding taxes. The Plan Administrator may assist any optionee (including a director or an officer) in the exercise of one or more outstanding options under the 1995 Plan by (i) authorizing a loan from Synbiotics or (ii) permitting the optionee to pay the option price in installments over a period of years. The term and conditions of any such loan or installment payment will be established by the Plan Administrator in its sole discretion, but in no event will the maximum credit extended to the optionee exceed the aggregate option price for the purchased shares plus any Federal or State tax liability incurred in connection with the option exercise.

  Termination of Service. Should the optionee cease to remain in Synbiotics' service while holding one or more options under the 1995 Plan, then those options will not remain exercisable beyond the limited post-service period designated by the Plan Administrator at the time of the option grant (subject to certain minimum post-service periods). Under no circumstances, however, may any option be exercised after the specified expiration date of the option term. Each such option will, during the period it remains exercisable, be exercisable for the number of shares for which the option was exercisable on the date of the optionee's cessation of service.

  Should the optionee die while holding one or more outstanding options, then the personal representative of the optionee's estate or the person or persons to whom each such option is transferred pursuant to the optionee's will or in accordance with the laws of inheritance will have the right to exercise such option for any or all of the shares for which the option is exercisable on the date of the optionee's cessation of service, less any option shares subsequently purchased by the optionee prior to death. Such right will lapse, and the option will terminate, upon the earlier of (i) the end of the limited post-service period designated by the Plan Administrator at the time of the option grant or (ii) the specified expiration date of the option term.

  The Plan Administrator will have complete discretion to extend the period following the optionee's termination of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

  Corporate Transaction. Except to the extent otherwise provided in the option documents, each option share will become fully vested in the event of certain Corporate Transactions unless the option is assumed or is replaced with a cash incentive program which preserves the material benefits of the options. Upon consummation of the Corporate Transaction all options which are not assumed will be canceled and cease to exist. The options or cash incentive programs which replace any options which do not accelerate will provide for full vesting in the event of involuntary termination of employment within 18 months following the Corporate Transaction.

  For purposes of the above, a Corporate Transaction includes (i) a merger or consolidation in which Synbiotics is not the surviving entity (except for a transaction the principal purpose of which is to change the State of incorporation), (ii) the sale, transfer or other disposition of all or substantially all of the assets of Synbiotics, or (iii) any reverse merger in which Synbiotics is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of Synbiotics are transferred to holders different from those who held Synbiotics' securities immediately prior to such merger.

  Shareholder Rights and Option Assignability. No optionee is to have any shareholder rights with respect to the option shares until such optionee has exercised the option, paid the option price for the purchased shares and been issued a stock certificate for such shares. Unless the Plan Administrator expressly approves in writing, options are not assignable or transferable other than by will or by the laws of inheritance following the optionee's death, and the option may, during the optionee's lifetime, be exercised only by the optionee.

  Cancellation/Regrant. The Plan Administrator has the authority to effect, on one or more separate occasions, the cancellation of outstanding options under the Discretionary Grant Program which have exercise prices in excess of the then current market price of the Common Stock and to issue replacement options with an exercise price based on the lower market price of the Common Stock at the time of grant.

Terms of Stock Issuance Program

  Issue Price. The purchase price per share will not be less than 85% of the fair market value of a share of Synbiotics Common Stock on the date the Plan Administrator authorizes the issuance.

  Vesting of shares. The vesting schedule for each share issued will be determined by the Plan Administrator and set forth in the issuance agreement. The shares may be fully and immediately vested upon issuance or may vest in one or more installments, subject to Synbiotics' repurchase right, over the participant's period of service.

  Shareholder Rights. The recipient of the share issuance will have full shareholder rights, including voting and dividend rights, with respect to the issued shares, whether or not the shares are vested. However, the recipient may not sell, transfer or assign any unvested shares issued under the 1995 Plan except for certain limited family transfers.

  Repurchase Rights. Should the recipient of unvested shares cease to remain in Synbiotics' service before vesting in such shares, then those unvested shares are to be immediately surrendered to Synbiotics for cancellation, and the recipient will have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the recipient for consideration paid in cash or promissory note, Synbiotics will refund the cash consideration paid for the surrendered shares and cancel the principal balance of the note to the extent attributable to such surrendered shares.

  Payment. Upon issuance of the shares, the issue price for the purchased shares will become immediately payable in cash or (upon Plan Administrator approval) by promissory note payable to Synbiotics' order. The promissory note may, at the discretion of the Plan Administrator, be subject to cancellation over the participant's period of service. Shares may also be issued for past services, without any cash or other payment required of the participant.

  Corporate Transaction. Except to the extent otherwise provided in the stock issuance documents, all repurchase rights will terminate and each share will become fully vested in the event of a Corporate Transaction (as defined above) unless the repurchase rights are assigned to the successor corporation. Following consummation of the Corporate Transaction, all repurchase rights which are not assigned to the successor will terminate and cease to exist. The assigned purchase rights will terminate and cease to exist in the event of involuntary termination of employment within 18 months following the Corporate Transaction.

Terms of Automatic Grant Program

  Each individual who first becomes a nonemployee Board member, whether through election by the stockholders or appointment by the Synbiotics Board, and who was not otherwise in the prior employ of Synbiotics is automatically granted, at the time of such initial election or appointment, a non-statutory stock option to purchase 7,000 shares of Synbiotics Common Stock. Further, at each annual Stockholders Meeting, each individual who is at that time reelected as a nonemployee Board member is automatically granted a nonstatutory stock option under the Automatic Grant Program to purchase an additional 7,000 shares of Synbiotics Common Stock. There is no limit on the number of such 7,000-share option grants the nonemployee Synbiotics Board member may receive over his or her period of Board service.

  Each such option grant is subject to the following terms and conditions:

 (i) The option price per share is equal to 100% of the Fair Market Value per share of Common Stock on the grant date.

 (ii)  Each option has a term of 10 years measured from the grant date.

 (iii) Each automatic grant is immediately exercisable in full, provided that any shares issued upon the exercise of an automatic option grant shall be subject to repurchase at the option exercise price if the Board member ceases to be in service prior to the vesting of such shares.


 (iv) The shares vest in four equal quarterly installments over the optionee's period of service following the automatic option grant.

 (v) The options remain exercisable during the remainder of their term following the optionee's cessation of Synbiotics Board membership for any reason, provided that the option shall be exercisable following the termination of service only with respect to the shares which were vested as of such termination of service date. Should the optionee die while any option is still exercisable, then such option may be exercised by the personal representative of the optionee's estate or the person to whom the grant is transferred by the optionee's will or the laws of inheritance.

 (vi) The remaining terms and conditions of the option in general conform to the terms described above for option grants made under the Discretionary
      Grant Program and are incorporated into the option agreement evidencing the automatic grant.

  Each option share will become fully vested in the event of a Corporate Transaction (as defined above). Upon consummation of the Corporate Transaction, all options will be canceled and cease to exist.

Changes in Capitalization

  In the event any change is made to the Common Stock issuable under the 1995 Plan by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares, or other change in corporate structure effected without Synbiotics' receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the 1995 Plan, (ii) the number and/or class of securities and price per share in effect under each outstanding option (including all discretionary and automatic option grants under the 1995 Plan and all option grants incorporated from the Expanded Prior Plans), and (iii) the number and/or class of securities per nonemployee member of the Board for which option grants will subsequently be made under the Automatic Grant Program.

  Each outstanding option which is assumed or is otherwise to continue in effect after a Corporate Transaction win be appropriately adjusted to apply and pertain to the number and class of securities which would have been issuable, in connection with such Corporate Transaction, to an actual holder of the same number of shares of Synbiotics Common Stock as are subject to such option immediately prior to such Corporate Transaction. Appropriate adjustments will also be made to the option price payable per share and to the number and class of securities available for issuance under the 1995 Plan.

  Option grants under the 1995 Plan will not affect the right of Synbiotics to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

Special Tax Withholding Election

  The Plan Administrator may provide one or more participants in the 1995 Plan with the election to have Synbiotics withhold, from the shares of Common Stock otherwise issuable upon the exercise of non-qualified options or the vesting of unvested shares, a portion of those shares in satisfaction of the tax liability incurred in connection with their acquisition or vesting. Any election so made will be subject to the approval of the Plan Administrator, and no shares will be accepted in satisfaction of such tax liability except to the extent the Plan Administrator approves the election. Alternatively, one or more participants may be granted the right, subject to Plan Administrator approval, to deliver existing shares of Common Stock in satisfaction of such tax liability. The withheld or delivered shares will be valued at their then current fair market value.

Amendment and Termination

  The Board of Directors may amend or modify the 1995 Plan in any or all respects whatsoever. However, no such amendment may adversely affect the rights of existing optionees without their consent and unless otherwise necessary to comply with applicable tax laws and regulations. In addition, shareholder approval of and amendment or modification of the 1995 Plan must be obtained if it is required by law or regulation or, in a particular instance, by a Board of Directors decision that shareholder approval should be required.

  The Board may terminate the 1995 Plan at any time, and the 1995 Plan will in all events terminate on April 25, 2005. Each stock option outstanding at the time of such termination will remain in force in accordance with the provisions of the instruments evidencing such grant.

Federal Tax Consequences

  Options granted under the 1995 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-qualified options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as described below:

  Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize income for alternative minimum tax purposes in the year the option is exercised and regular taxable income in the year in which the purchased shares are sold or otherwise made the subject of disposition.

  For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. The optionee will make a qualifying disposition of the purchased shares if the sale or other disposition of such shares is made after the optionee has held the shares for more than two years after the grant date of the option and more than one year after the exercise date. If the optionee fails to satisfy either of these two holding periods prior to the sale or other disposition of the purchased shares, then a disqualifying disposition will result.

  Upon a qualifying disposition of the shares, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over
(ii) the exercise price paid for such shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the date the option was exercised over (ii) the exercise price paid for the shares will be taxable as ordinary income. Any additional gain recognized upon the disposition will be a capital gain.

  If the optionee makes a disqualifying disposition of the purchased shares, then Synbiotics will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the date the option was exercised over (ii) the exercise price paid for the shares. In no other instance will Synbiotics be allowed a deduction with respect to the optionee's disposition of the purchased shares.

  Non-qualified Options. No taxable income is recognized by an optionee upon the grant of a non-qualified option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the date of exercise over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

  Special provisions of the Internal Revenue Code apply to the acquisition of Common Stock under a non-qualified option, if the purchased shares are subject to repurchase by Synbiotics. These special provisions may be summarized as follows:

A. If the shares acquired upon exercise of the non-qualified option are subject to repurchase by Synbiotics at the original exercise price in the event of the optionee's termination of service prior to vesting in such shares, the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when Synbiotics' repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date Synbiotics' repurchase right lapses with respect to such shares over (ii) the exercise price paid for the shares.

B. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the non-qualified option an amount equal to the excess of (i) the fair market value of the purchased shares on the date of exercise (determined as if the shares were not subject to Synbiotics' repurchase right) over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the Synbiotics' repurchase right lapses.

  Synbiotics will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-qualified option. The deduction will in general be allowed for the taxable year of Synbiotics in which such ordinary income is recognized by the optionee.

  Direct Stock Issuances. The tax consequences of individuals who receive direct stock issuances under the 1995 Plan will be substantially the same as the treatment described above for the exercise of non-qualified stock options.

Accounting Treatment

  Option grants with exercise prices less than the fair market value of the option shares on the grant date and direct stock issuances at purchase prices less than the fair market value of the issued shares will result in a compensation expense charge to Synbiotics' earnings equal to the difference between such exercise or purchase prices and the fair market value of the shares on the option grant date or (for direct stock issuances) the fair market value on the issue date. Such expense will be accrued by Synbiotics over the period the optionee or share recipient vests in the option shares or directly-issued shares. Option grants and direct stock issuances at 100% of fair market value will not result in any charge to Synbiotics' earnings. Whether or not granted at a discount, the number of outstanding options may be a factor in determining Synbiotics' earnings per share.

  THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE AMENDMENT TO THE 1995 STOCK OPTION/STOCK ISSUANCE PLAN (ITEM 2 ON THE PROXY CARD). Approval will require the affirmative vote of a majority of those shares which are present or represented at the Meeting. Abstentions will have the same effect as votes against approval of the Amendment of the 1995 Plan. Broker non-votes will, assuming the shares are represented at the Meeting for any purpose, have the same effect as votes against approval of the Amendment of the 1995 Plan; but if the shares are entirely not represented at the Meeting the broker non-votes will have no effect on the proposal to approve the Amendment of the 1995 Plan.

                      COMPLIANCE WITH SECTION 16(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership of the Company's equity securities with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

  Based solely on its review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that during the fiscal year ended December 31, 1998, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

                             SHAREHOLDER PROPOSALS

  To be included in the Company's proxy materials for the Annual Meeting of Shareholders to be held in 1999, a shareholder proposal must be received at the offices of the Company, 11011 Via Frontera, San Diego, CA 92127, not later than January 7, 2000.

                                 OTHER MATTERS

  PricewaterhouseCoopers LLP has served as the independent accountants of the Company for a number of years. Although management anticipates that this relationship will continue to be maintained during fiscal 1999, as in previous years, it is not proposed that any formal action be taken at the Annual Meeting with respect to the continued employment of PricewaterhouseCoopers LLP. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Company's Annual Meeting with the opportunity to make a statement if they desire to do so and they are expected to be available to respond to appropriate questions.

  The Board of Directors, at this time, knows of no other business which will be presented to the meeting. If any other business is properly brought before the meeting, it is intended that the proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the persons voting the proxies.

  The Company's Annual Report, including the Company's audited financial statements for the fiscal year ended December 31, 1998, is being mailed herewith to all shareholders of record. THE COMPANY WILL PROVIDE WITHOUT CHARGE TO ANY BENEFICIAL OWNER OF COMMON STOCK ON APRIL 16, 1999, UPON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. SUCH REQUESTS SHOULD BE DIRECTED TO MICHAEL K. GREEN, VICE PRESIDENT - FINANCE OF THE COMPANY, AT 11011 VIA FRONTERA, SAN DIEGO, CA 92127.

  Whether you intend to be present at this meeting or not, you are urged to return your proxy promptly.

                                          By order of the Board of Directors

                                          Michael K. Green
                                          Secretary

                                                                      APPENDIX A
                                                                      ----------

NOTE: THIS ITEM IS BEING FILED WITH THE COMMISSION PURSUANT TO INSTRUCTION 3 TO
ITEM 10(B) OF SCHEDULE 14A. THE ITEM IS NOT PART OF THE PROXY STATEMENT AND WILL NOT BE DISTRIBUTED TO THE COMPANY'S SHAREHOLDERS IN CONJUNCTION WITH THE SOLICITATION OF PROXIES.


                            SYNBIOTICS CORPORATION
                     1995 STOCK OPTION/STOCK ISSUANCE PLAN
                     -------------------------------------
                       as amended through March 29, 1999
                       ---------------------------------


                                  ARTICLE ONE
                              GENERAL PROVISIONS
                              ------------------

I.   PURPOSE OF THE PLAN

This 1995 Stock Option/Stock Issuance Plan (the "Plan") is intended to promote the interests of Synbiotics Corporation, a California corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

Capitalized terms not otherwise defined shall have the meanings assigned to such terms in the attached Appendix.


II.  STRUCTURE OF THE PLAN

     A.   The Plan shall be divided into three separate equity programs:

          (i) the Discretionary Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of common stock of the Corporation,

          (ii) the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of common stock of the Corporation directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary), and

          (iii) the Automatic Option Grant Program under which non-employee directors shall automatically receive option grants at periodic intervals to purchase shares of common stock of the Corporation.

     B. The provisions of Articles One and Five shall apply to all equity programs under the Plan and shall accordingly govern the interests of all persons under the Plan.


III. ADMINISTRATION OF THE PLAN

     A.   Plan Administrator.  Either the Board or a committee of two (2) or
          ------------------
          more non-employee Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 insiders (the "Primary Committee") shall have sole and exclusive authority to administer the Plan with respect to
          Section 16 Insiders.

     B.   Committees.  Administration of the Discretionary Option Grant and
          ----------
          Stock Issuance Programs with respect to all other persons eligible to participate in those programs may, at the Board's discretion, be vested in the Board, the Primary Committee or a committee of two (2) or more Board members appointed by the Board to administer the Discretionary Option Grant Program and Stock Issuance Program with respect to eligible persons other than Section 16 insiders (the "Secondary Committee"), or the Board may retain the power to administer those programs with respect to all such persons. All Board members are eligible to be members of the Secondary Committee, including Board members who are Employees eligible to receive discretionary option grants or direct stock issuances under the Plan or any other stock option, stock appreciation, stock bonus or other stock plan of the Corporation (or any Parent or Subsidiary).

     C.   Members of Committees.  Members of the Primary Committee or any
          ---------------------
          Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and assume all powers and authority previously delegated to such committee.

     D.   Service as Committee Members.  Service on the Primary Committee or the
          ----------------------------
          Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or stock issuances under the Plan.

     E.   Authority.  Each Plan Administrator shall, within the scope of its
          ---------
          administrative functions under the Plan, have full power and authority (subject to the express provisions of the Plan) to (i) establish such rules and regulations as it may deem appropriate for the proper administration of the Discretionary Option Grant Program and Stock Issuance Program and to make such determinations under, and issue such interpretations of, such programs and any outstanding option grants or stock issuances as it may deem necessary or advisable, (ii) determine, with respect to the option grants under the Discretionary Option Grant Program, which eligible persons are to receive option grants, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding and (iii) determine, with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive stock issuances, the time or times when such issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration to be paid by the Participant for such shares. The Plan Administrator(s) shall have the absolute discretion either to grant options in accordance with the Discretionary Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program. Decisions of each Plan Administrator shall be final and binding on all parties who have an interest in the Discretionary Option Grant Program and Stock Issuance Program or any outstanding option or stock issuance thereunder.

     F.   Restriction on Discretion.  The administration of the Automatic Option
          -------------------------
          Grant Program under Article Three shall be self executing in accordance with the terms and conditions thereof and the Plan Administrator shall not exercise any discretionary functions in respect to matters governed by Article Three.

IV.  OPTION GRANTS AND STOCK ISSUANCES

     A. Subject to Section V.B below, the persons eligible to receive stock issuances under the Stock Issuance Program ("Participant") and/or option grants pursuant to the Discretionary Option Grant Program ("Optionee") are as follows:

          (i) officers and other employees of the Corporation (or its parent or subsidiary corporations) who render services which contribute to the management, growth and financial success of the Corporation (or its parent or subsidiary corporations);

          (ii)  non-employee members of the Board; and

          (iii) those consultants or other independent contractors who provide valuable services to the Corporation (or its parent or subsidiary corporations).

     B. The individuals eligible to receive option grants under the Automatic Option Grant Program shall be those individuals who serve as non-employee Board members during the term of the Plan.


V.   STOCK SUBJECT TO THE PLAN

     A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired common stock of the Corporation ("Common Stock"), including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 2,752,565 shares. Such authorized share reserve is comprised of (i) the number of shares available for issuance under the Predecessor Plan as last approved by the Corporation prior to their incorporation into this Plan, including the shares subject to the outstanding options incorporated into the Plan and any other shares which would have been available for future option grants under the Predecessor Plan, plus (ii) an additional increase of 1,332,055 shares authorized by the Board under the Plan, subject to stockholder approval.

     B. No one person participating in the Plan may receive options and direct stock issuances for more than 800,000 shares of Common Stock in the aggregate over the term of the Plan.

     C. Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (i) the options (including any options incorporated from the Predecessor
          Plan) expire or terminate for any reason prior to exercise in full or
          (ii) the options are cancelled in accordance with the cancellation-regrant provisions of Article Two. All shares issued under the Plan (including shares issued upon exercise of options incorporated from the Predecessor Plan), whether or not those shares are subsequently repurchased by the Corporation pursuant to its repurchase rights under the Plan, shall reduce on a share-for-share basis the number of shares of Common Stock available for subsequent issuance under the Plan. In addition, should the exercise price of an option under the Plan (including any option incorporated from the Predecessor Plan) be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance.

     D. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which the share reserve is to increase automatically each year, (iii) the number and/or class of securities for which any one person may be granted options and direct stock issuances over the term of the Plan, (iv) the number and/or class of securities for which automatic option grants are to be subsequently made under the Automatic Option Grant Program and (v) the number and/or class of securities and the exercise price per share in effect under each outstanding option (including any option incorporated from the Predecessor Plan) in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.


                                  ARTICLE TWO
                      DISCRETIONARY OPTION GRANT PROGRAM
                      ----------------------------------

I.   OPTION TERMS

Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply
                        --------
with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

     A.   Exercise Price.
          --------------

          1. The exercise price per share shall be fixed by the Plan Administrator but shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the option grant date, provided that the Plan Administrator may fix the exercise price at less than 85% if the optionee makes a payment to the Company (including payment made by means of a salary reduction agreement) of no less than the excess of 85% of the Fair Market Value of the Common Stock on the option grant date over such exercise price.

          2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section II of Article Five and the documents evidencing the option, be payable in one or more of the forms specified below:

                (i)    cash or check made payable to the Corporation,

                (ii) shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the exercise date, or

                (iii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable

                       Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

                Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the exercise date.

     B.   Exercise and Term of Options.  Each option shall be exercisable at
          ----------------------------
          such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

     C.   Effect of Termination of Service.
          --------------------------------

          1. The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

                (i) Any option outstanding at the time of the Optionee's cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

                (ii) Any option exercisable in whole or in part by the Optionee at the time of death may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution.

                (iii) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent it is not exercisable for vested shares on the date of such cessation of Service.

                (iv)   In the event of a Corporate Transaction,the provisions of
                       Section III of this Article Two shall govern the period for which the outstanding options are to remain exercisable following the Optionee's cessation of Service and shall supersede any provisions to the contrary in this section.

          2. The Plan Administrator shall have the discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

                (i) extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service from the period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

                (ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested under the option had the Optionee continued in Service.

     D.   Stockholder Rights.  The holder of an option shall have no stockholder
          ------------------
          rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

     E.   Repurchase Rights.  The Plan Administrator shall have the discretion
          -----------------
          to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

     F.   Limited Transferability of Options.  Unless the Plan Administrator
          ----------------------------------
          otherwise expressly approves in writing, the option shall be exercisable only by the Optionee during the lifetime of the Optionee, and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. However, a Non-Statutory Option may be assigned in accordance with the terms of a Qualified Domestic Relations Order within the meaning of Internal Revenue Code Section 414(p). The assigned option may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to such Qualified Domestic Relations Order.
          The terms applicable to the assigned option (or portion thereof) shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.


II.  INCENTIVE OPTIONS

The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Five shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.
      ---

     A.   Eligibility.  Incentive Options may only be granted to Employees.
          -----------

     B.   Exercise Price.  The exercise price per share shall not be less than
          --------------
          one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

     C.   Dollar Limitation.  The aggregate Fair Market Value of the shares of
          -----------------
          Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

     D.   10% Stockholder.  If any Employee to whom an Incentive Option is
          ---------------
          granted is a 10% stockholder (within the meaning of Internal Revenue Code Section 424(d)), then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.


III. CORPORATE TRANSACTION

     A. In the event of any Corporate Transaction, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding option shall NOT so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof), (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. The determination of option comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

     B. All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

     C. Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

     D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance under the Plan on both an aggregate and per Optionee basis following the consummation of such Corporate Transaction and (ii) the exercise price payable per share under each outstanding option, provided the
                                                                 --------
          aggregate exercise price payable for such securities shall remain the same.

     E. Any options which are assumed or replaced in the Corporate Transaction and do not otherwise accelerate at that time, shall automatically accelerate (and any of the Corporation's outstanding repurchase rights which do not otherwise terminate at the time of the Corporate Transaction shall automatically terminate and the shares of Common Stock subject to those terminated rights shall immediately vest in full) in the event the Optionee's Service should subsequently terminate by reason of an Involuntary Termination within eighteen (18) months following the effective date of such Corporate Transaction. Any options so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the
          -------
          expiration of the one (1)-year period measured from the effective date of the Involuntary Termination.

     F. The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

     G. The grant of options under the Discretionary Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.


IV.  CANCELLATION AND REGRANT OF OPTIONS

The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Discretionary Option Grant Program (including outstanding options incorporated from the Predecessor Plan) and to grant in substitution new options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new option grant date.


                                 ARTICLE THREE
                            STOCK ISSUANCE PROGRAM
                            ----------------------

I.   STOCK ISSUANCE TERMS

Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below.

     A.   Purchase Price
          --------------

          1. The purchase price per share shall be fixed by the Plan Administrator, but shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the stock issuance date.

          2. Subject to the provisions of Section II of Article Five, shares of Common Stock may be issued under the Stock Issuance Program for one or both of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

                (i)    cash or check made payable to the Corporation, or

                (ii) past services rendered to the Corporation (or any Parent or Subsidiary).

     B.   Vesting Provisions
          ------------------

          1. Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program, namely:

               (i) the Service period to be completed by the Participant or the performance objectives to be attained,

               (ii) the number of installments in which the shares are to vest,

               (iii) the interval or intervals (if any) which are to lapse between installments, and

               (iv) the effect which death, Permanent Disability or other event designated by the Plan Administrator is to have upon the vesting schedule,

               shall be determined by the Plan Administrator and incorporated into the stock issuance agreement.

          2. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant's unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

          3. The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

          4. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to such surrendered shares.

          5. The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the non-completion of the vesting schedule applicable to such shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.


II.  CORPORATE TRANSACTION

     A. All of the outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent
          (i) those repurchase rights are assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or
          (ii) such accelerated vesting is precluded by other limitations imposed in the stock issuance agreement.

     B. Any repurchase rights that are assigned in the Corporate Transaction shall automatically terminate, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event the Optionee's Service should subsequently terminate by reason of an Involuntary Termination within eighteen (18) months following the effective date of such Corporate Transaction.


III. SHARE ESCROW/LEGENDS

Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.


                                 ARTICLE FOUR
                        AUTOMATIC OPTION GRANT PROGRAM
                        ------------------------------

I.   OPTION TERMS

     A.   Grant Dates.  Option grants shall be made on the dates specified
          -----------
          below:

          1. Each non-employee director who is who is first elected or appointed as a non-employee Board member after the effective date of the Plan shall automatically be granted, on such initial election or appointment, a Non-Statutory Option to purchase 7,000 shares of Common Stock.

          2. On the date of each Annual Stockholders Meeting, beginning with the 1995 Annual Meeting, each individual who is to continue to serve as a non-employee director after such meeting, shall automatically be granted, whether or not such individual is standing for re-election as a Board member at that Annual Meeting, a Non-Statutory Option to purchase an additional 7,000 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six (6) months prior to the date of such Annual

               Meeting. There shall be no limit on the number of such 7,000-share option grants any one non-employee director may receive over his or her period of Board service.

     B.   Exercise Price.
          --------------

          1. The exercise price per share shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

          2. The exercise price shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the exercise date.

     C.   Option Term.  Each option shall have a term of ten (10) years measured
          -----------
          from the option grant date.

     D.   Exercise and Vesting of Options.  Each option shall be immediately
          -------------------------------
          exercisable for any or all of the option shares. However, any shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares. Each grant shall vest, and the Corporation's repurchase right shall lapse, in a series of four (4) equal and successive quarterly installments over the Optionee's period of continued service as a Board member, with the first such installment to vest upon the Optionee's completion of three (3) months of Board service measured from the option grant date.

     E.   Effect of Termination of Board Service.  The following provisions
          --------------------------------------
          shall govern the exercise of any options held by the Optionee at the time the Optionee ceases to serve as a Board member:

          (i) The Optionee (or, in the event of Optionee's death, the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution) shall have the balance of the option term in which to exercise each such option.

          (ii) Following cessation of service on the Board for other than death or disability, the option may not be exercised in the aggregate for more than the number of vested shares of Common Stock for which the option was exercisable at the time of the Optionee's cessation of Board service.

          (iii) Should the Optionee cease to serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may be exercised for all or any portion of such shares as fully-vested shares of Common Stock.

          (iv) Upon expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Board service, terminate and cease to be outstanding to the extent it is not exercisable for vested shares on the date of such cessation of Board service.

II.  CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

     A. In the event of any Corporate Transaction, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares as fully-vested shares of Common Stock. Immediately following the consummation of the Corporate Transaction, each automatic option grant shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

     B. In connection with any Change in Control, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares as fully-vested shares of Common Stock. Each such option shall remain exercisable for such fully-vested option shares until the expiration or sooner termination of the option term or the surrender of the option in connection with a Hostile Take-Over.

     C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each automatic option held by him or her for a period of at least six (6) months. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of
          (i) the Take-Over Price of the shares of Common Stock at the time subject to the surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. No approval or consent of the Board shall be required in connection with such option surrender and cash distribution.

     D. The grant of options under the Automatic Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.


III. REMAINING TERMS
     ---------------

The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.


                                 ARTICLE FIVE
                                 MISCELLANEOUS
                                 -------------

I.   ACCELERATION

     A. The Plan Administrator shall have the discretion, exercisable either at the time an option is granted under the Discretionary Stock Option Program, at the time that stock is issued under the Stock Issuance Program or at any time while the option or stock remains outstanding, to provide for the acceleration of one or more outstanding options and the termination of repurchase rights on one or more outstanding shares upon the occurrence of such events as the Plan Administrator may determine, including upon a Corporate Transaction regardless or whether or not such options are to be assumed or replaced or the repurchase rights are to be assigned in the Corporate Transaction.

     B. The Plan Administrator shall not have the discretion to provide for the acceleration of any options granted under the Automatic Option Grant Program.


II.  FINANCING

     A. The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Discretionary Option Grant Program or the purchase price for shares issued under the Stock Issuance Program by delivering a promissory note payable in one or more
          installments.   The terms of any such promissory note (including the
          interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. Promissory notes may be authorized with or without security or collateral. In all events, the maximum credit available to the Optionee or Participant may not exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

     B. The Plan Administrator may, in its discretion, determine that one or more such promissory notes shall be subject to forgiveness by the Corporation in whole or in part upon such terms as the Plan Administrator may deem appropriate.


III. TAX WITHHOLDING

     A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of options or upon the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

     B. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options or unvested shares of Common Stock under the Plan (other than the options granted or the shares issued under the Automatic Option Grant Program) with the right to use shares of Common Stock in satisfaction of all or part of the federal, state and local income or employment taxes incurred by such holders in connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

          (i)   Stock Withholding:  The election to have the Corporation
                -----------------
                withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of such taxes (not to exceed one hundred percent (100%)) designated by the holder.

          (ii)  Stock Delivery:  The election to deliver to the Corporation, at
                --------------
                the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the taxes) with an aggregate Fair Market Value equal to the percentage of such taxes (not to exceed one hundred percent (100%)) designated by the holder.

IV.  EFFECTIVE DATE AND TERM OF THE PLAN

     A. The Plan shall become effective on the date the Plan is adopted by the Board, and options may be granted under the Discretionary Option Grant Program from and after the effective date. However, no options granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Plan is approved by the Corporation's stockholders. If such stockholder approval is not obtained within twelve (12) months after such effective date, then all options previously granted under this Plan shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued under the Plan.

     B. The Plan shall serve as the successor to the Predecessor Plan, and no further option grants shall be made under the Predecessor Plan after the effective date of the Plan. All options outstanding under the Predecessor Plan as of such date shall, immediately upon approval of the Plan by the Corporations's stockholders, be incorporated into the Plan and treated as outstanding options under the Plan. However, each outstanding option so incorporated shall continue to be governed solely by the terms of the documents evidencing such option. No provision of the Plan shall be deemed to adversely affect or otherwise diminish the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of Common Stock which may exist under the terms of the Predecessor Plan under which such incorporated option was issued. Subject to the rights of the optionee under the incorporated option documents and Predecessor Plan, the discretion delegated to the Plan Administrator hereunder may be exercised with respect to incorporated options to the same extent as it is exercisable with respect to options originally granted under this Plan.

     C. The option/vesting acceleration provisions of Article Two relating to Corporate Transactions and Changes in Control may, in the Plan Administrator's discretion, be extended to one or more options incorporated from the Predecessor Plan which do not otherwise provide for such acceleration.

     D.   The Plan shall terminate upon the earliest of (i) April 27, 2005, (ii)
                                            --------
          the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise of the options or the issuance of shares (whether vested or unvested) under the Plan or
          (iii) the termination of all outstanding options in connection with a Corporate Transaction. Upon such Plan termination, all options and unvested stock issuances outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the documents evidencing such options or issuances.


V.   AMENDMENT OF THE PLAN

     A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require stockholder approval if so determined by the Board or pursuant to applicable laws or regulations.

     B. If stockholder approval is required, pursuant to the previous sentence, to amend the Plan to increase the number of shares of Common Stock available for issuance under the Plan, then upon Board approval of such an amendment, options to purchase shares of Common Stock may be granted under the Discretionary Option Grant Program and shares of Common Stock may be issued under the Stock Issuance Program that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs are held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval (if so required) is not obtained within twelve (12) months after the date the first such excess issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.


VI.  USE OF PROCEEDS

Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.


VII. REGULATORY APPROVALS

     A. The implementation of the Plan, the granting of any option under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any option or (ii) under the Stock Issuance Program shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it and the shares of Common Stock issued pursuant to it.

     B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.


VIII.  NO EMPLOYMENT/SERVICE RIGHTS

Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

                                   APPENDIX
                                   --------


The following definitions shall be in effect under the Plan:

A.   BOARD shall mean the Corporation's Board of Directors.
     -----

B.   CHANGE IN CONTROL shall mean a change in ownership or control of the
     -----------------
     Corporation effected through either of the following transactions:

     (i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, or

     (ii) a change in the composition of the Board over a period of thirty-six
          (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

C.   CORPORATE TRANSACTION shall mean either of the following stockholder-
     ---------------------
     approved transactions to which the Corporation is a party:

     (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State of the Company's incorporation,

     (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company in liquidation or dissolution of the Company, or

     (iii) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to holders different from those who held such securities immediately prior to such merger.

D.   CORPORATION shall mean Synbiotics Corporation, a California corporation.
     -----------

E.   EMPLOYEE shall mean an individual who is in the employ of the Corporation
     --------
     (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

F.   FAIR MARKET VALUE per share of Common Stock on any relevant date shall be
     -----------------
     determined in accordance with the following provisions:

     (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such

                                      A-1.

            price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

     (ii) If the Common Stock is at the time listed on any stock exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

     (iii) If the Common Stock is at the time not traded on the Nasdaq National Market or listed on any stock exchange, then the Fair Market Value shall be determined according to whatever method is from time to time approved in good faith by the Board.

G.   HOSTILE TAKE-OVER shall mean a change in ownership of the Corporation
     -----------------
     effected through acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept.

H.   INCENTIVE OPTION shall mean an option which satisfies the requirements of
     ----------------
     Internal Revenue Code Section 422.

I.   INVOLUNTARY TERMINATION shall mean the termination of the Service of any
     -----------------------
     individual which occurs by reason of:

     (i) such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

     (ii) such individual's voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and any non-discretionary and objective-standard incentive payment or bonus award) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

J.   MISCONDUCT shall mean the commission of any act of fraud, embezzlement or
     ----------
     dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

K.   NON-STATUTORY OPTION shall mean an option which is not an Incentive Option.
     --------------------

                                      A-2.

L.   PARENT shall mean any corporation (other than the Corporation) in an
     ------
     unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

M.   PERMANENT DISABILITY OR PERMANENTLY DISABLED shall mean the inability of
     --------------------------------------------
     the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

N.   PREDECESSOR PLAN shall mean, collectively, the Corporation's existing 1986
     ----------------
     Stock Option Plan, 1987 Stock Option Plan, 1988 Stock Option Plan, 1991 Stock Option Plan, 1994 Stock Option Plan, 1996 Stock Option Plan and 1998 Stock Option Plan.

O.   SERVICE shall mean the provision of services to the Corporation (or any
     -------
     Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant.

P.   SUBSIDIARY shall mean any corporation (other than the Corporation) in an
     ----------
     unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Q.   TAKE-OVER PRICE shall mean the greater of (i) the Fair Market Value per
     ---------------                -------
     share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (i) price per share.

                                      A-3.

COMMON STOCK PROXY           SYNBIOTICS CORPORATION          COMMON STOCK PROXY


               11011 VIA FRONTERA, SAN DIEGO, CALIFORNIA  92127


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints Kenneth M. Cohen and Michael K. Green, jointly and severally, as proxyholders, each with full power to appoint his substitute, and hereby authorizes them to vote as designated below, all the shares of Common Stock of Synbiotics Corporation held of record by the undersigned at the close of business on April 16, 1999, at the Annual Meeting of Shareholders to be held on June 9, 1999, or any postponement or adjournment thereof, and to vote in their discretion on such other business as may come before the Annual Meeting.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.

 1. ELECTION OF DIRECTORS.

    [_] FOR all nominees listed below (except as marked to the contrary below)

    [_] WITHHOLD AUTHORITY to vote for all nominees listed below

    (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, CHECK THE BOX "FOR" AND STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

    Nominees:  Patrick Owen Burns, Kenneth M. Cohen, James C. DeCesare, Brenda
               D. Gavin, M. Blake Ingle, Joseph Klein III, Donald E. Phillips

 2. APPROVAL OF THE AMENDMENT OF THE 1995 STOCK OPTION/STOCK ISSUANCE PLAN.

             [_] FOR             [_] AGAINST             [_] ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER AND WILL BE VOTED BY THE PROXYHOLDERS AT THEIR DISCRETION AS TO ANY OTHER MATTERS PROPERLY TRANSACTED AT THE ANNUAL MEETING. IF THIS PROXY IS PROPERLY EXECUTED AND NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

Dated: ______________ , 1999


----------------------------
(Shareholder's Signature)


----------------------------
(Shareholder's Signature)

Please sign exactly as your name appears on this Proxy. If signing for trusts, estates, partnerships, or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign.


        PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING.  [_]